UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2008 (February 1, 2008)
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NITCHES, INC.

(Exact name of registrant as specified in its charter)

California	0-13851	95-2848021
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

10280 Camino Santa Fe
San Diego, California 92121
(Address of principal executive offices)

(858) 625-2633
(Registrant's telephone number)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 1, 2008, Nitches, Inc., a California corporation ("we," "us," "our," or the "Company"), entered into a share exchange agreement (the "Exchange Agreement") with Jennifer Mull, the sole stockholder of Back Woods Equipment Company, a Kansas corporation ("Backwoods"). Under the terms of the Exchange Agreement, we issued 360,000 shares of our common stock to Ms. Mull in exchange for all of the outstanding shares of common stock of Backwoods. As a result, Backwoods became our wholly-owned subsidiary as of February 1, 2008.

     Prior to the transactions contemplated by the Exchange Agreement, neither we nor any of our affiliates, or any of our officers or directors or any associate of such officer or director, had a material relationship with Ms. Mull.

     The description of the terms of the Exchange Agreement is qualified by reference to the complete copy thereof which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01. As described above in Item 1.01, effective February 1, 2008, we acquired Backwoods. We issued a press release related to the Backwoods acquisition, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The 360,000 shares of common stock we issued to Ms. Mull were issued in a private placement under Section 4(2) of the Securities Act of 1933, as amended. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

     Pursuant to Item 9.01 of Form 8-K, the Company hereby undertakes to file the financial statements required to be filed in response to this item, by an amendment to this Form 8-K, within 71 days after the date this report must be filed.

(d) Exhibits

No.	Description
10.1	Share Exchange Agreement dated February 1, 2008, by and between Nitches, Inc., a California corporation, and Jennifer Mull, an individual, and the sole stockholder of Back Woods Equipment Company, a Kansas corporation.
99.1	Press release issued on February 7, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITCHES, INC.

Dated: February 7, 2008	By:	/s/ Paul M. Wyandt
Paul M. Wyandt
Chief Financial Officer